Other (Income)/Deductions - Net (Tables)	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense)

The following table provides components of Other (income)/deductions––net:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
Interest income(a)	$(226)	$(333)	$(391)
Interest expense(a)	1,574	1,316	1,270
Net interest expense	1,348	983	879
Royalty-related income(b)	(648)	(495)	(499)
Net (gains)/losses on asset disposals(c)	(31)	(71)	45
Net gains recognized during the period on equity securities(d)	(454)	(586)	(224)
Net realized (gains)/losses on sales of investments in debt securities(e)	—	141	(45)
Income from collaborations, out-licensing arrangements and sales of compound/product rights(f)	(168)	(488)	(217)
Net periodic benefit costs/(credits) other than service costs(g)	64	(288)	101
Certain legal matters, net(h)	554	157	240
Certain asset impairments(i)	2,843	3,115	395
Business and legal entity alignment costs(j)	338	63	71
Net losses on early retirement of debt(k)	138	3	999
GSK Consumer Healthcare JV equity method (income)/loss(l)	(17)	—	—
Other, net(m)	(388)	(417)	(328)
Other (income)/deductions––net	$3,578	$2,116	$1,416

(a)
2019 v. 2018––Interest income decreased primarily driven by a lower investment balance. Interest expense increased mainly as a result of an increased commercial paper balance due to the acquisition of Array, as well as the retirement of lower-coupon debt and the issuance of new debt with a higher coupon than the debt outstanding for the comparative prior year period. 2018 v. 2017––Interest income decreased primarily driven by a lower investment balance. Interest expense increased primarily as a result of higher short-term interest rates, offset, in part, by refinancing activity that occurred in the fourth quarter of 2017. Capitalized interest expense totaled $88 million in 2019, $73 million in 2018 and $72 million in 2017.

(b)	Royalty-related income increased in 2019, primarily due to a one-time favorable resolution in the second quarter of 2019 of a legal dispute for $82 million.

(c)
In 2018, primarily included a realized gain on sale of property of $60 million. In 2017, primarily included an $81 million realized loss related to the sale of our former 49%-owned equity-method investment in Hisun Pfizer and a realized net loss of $30 million related to the sale of our former 40% ownership investment in Teuto, including the extinguishment of a put option for the then remaining 60% ownership interest, partially offset by a realized gain on sale of property of $52 million.

(d)
The gains in 2019 include, among other things, unrealized gains of $295 million related to investments in Cortexyme, Inc. and SpringWorks Therapeutics, Inc. The gains in 2018 included unrealized gains on equity securities of $477 million, reflecting the adoption of a new accounting standard in the first quarter of 2018 and were primarily driven by unrealized gains of $466 million related to our investment in Allogene. For additional information, see Note 2B and Note 7B.

(e)
In 2018, primarily includes gross realized losses on sales of available-for-sale debt securities of $402 million and a net loss of $18 million from derivative financial instruments used to hedge the foreign exchange component of the matured available-for-sale debt securities, partially offset by gross realized gains on sales of available-for-sale debt securities of $280 million. Proceeds from the sale of available-for-sale debt securities were $5.7 billion in 2018. In 2017, primarily includes gross realized gains on sales of available-for-sale debt securities of $451 million, partially offset by gross realized losses on sales of available-for-sale debt securities of $281 million and a net loss of $120 million from derivative financial instruments used to hedge the foreign exchange component of the matured available-for-sale debt securities. Proceeds from the sale of available-for-sale debt securities were $5.1 billion in 2017.

(f)
Includes income from upfront and milestone payments from our collaboration partners and income from out-licensing arrangements and sales of compound/product rights. In 2019, mainly includes, among other things, $78 million in milestone income from Mylan Pharmaceuticals Inc. related to the FDA’s approval and launch of Wixela Inhub®, a generic of Advair Diskus®(fluticasone propionate and salmeterol inhalation powder) and $52 million in milestone income from multiple licensees. In 2018, primarily includes, among other things, (i) approximately $118 million in milestone income from multiple licensees, (ii) $110 million in milestone payments received from Shire, of which $75 million was received in the first quarter of 2018 related to their first dosing of a patient in a Phase 3 clinical trial for the treatment of ulcerative colitis and $35 million was received from Shire in the third quarter of 2018 related to their first dosing of a patient in a Phase 3 clinical trial for the treatment of Crohn’s disease, (iii) an upfront payment to us and a recognized milestone totaling $85 million for the sale of an AMPA receptor potentiator for CIAS to Biogen, (iv) $62 million in gains related to sales of compound/product rights and (v) a $40 million milestone payment from Merck in conjunction with the approval of ertugliflozin in the EU. For additional information, see Note 2B, Note 2D and Note 2E. In 2017, primarily includes, among other things, $101 million in milestone payments received from multiple licensees and an $85 million gain related to sales of compound/product rights.

(g)
In 2019, primarily includes settlement losses within the U.S. Pfizer Consolidated Pension Plan related to special restructuring initiatives, a small annuity buyout program and regular lump sum activity. Effective January 1, 2018, the U.S. Pfizer Consolidated Pension Plan was frozen to future benefit accruals and for 2018, resulted in the recognition of lower net periodic benefit costs due to the extension of the amortization period for the actuarial losses. There was also a greater than expected gain on plan assets due to a higher plan asset base compared to 2017. For additional information, see Note 11.

(h)
In 2019, mostly includes legal reserves for certain pending legal matters. In 2018, primarily includes legal reserves for certain pending legal matters, partially offset by the reversal of a legal accrual where a loss was no longer deemed probable. In 2017, primarily includes a $94 million charge to resolve a class action lawsuit filed by direct purchasers relating to Celebrex, which was approved by the court in April 2018, and a $79 million charge to reflect damages awarded by a jury in a patent matter.

(i)
In 2019, primarily includes intangible asset impairment charges of $2.8 billion, mainly composed of: (i) $2.6 billion, related to Eucrisa, a Biopharma finite-lived developed technology right acquired in connection with our acquisition of Anacor, and reflects updated commercial forecasts mainly reflecting competitive pressures; (ii) $90 million related to WRDM IPR&D, for a pre-clinical stage asset from our acquisition of Bamboo for gene therapies for the potential treatment of patients with certain rare diseases which was the result of a determination to not use certain Bamboo IPR&D acquired in future rare disease development; (iii) $40 million related to a Biopharma developed technology right, acquired in connection with our acquisition of King, for government defense products and reflects, among other things, updated commercial forecasts including manufacturing cost assumptions; (iv) $31 million related to a Biopharma IPR&D asset, acquired in connection with our acquisition of AstraZeneca’s anti-infectives business, which reflects updated commercial forecasts; (v) $10 million related to a Biopharma finite-lived developed technology right, acquired in connection with our acquisition of Anacor, for the treatment for toenail fungus marketed in the

U.S. market only, and reflects, among other things, updated commercial forecasts; and (vi) $10 million of other IPR&D assets acquired in connection with our acquisition of Innopharma.
In 2018, primarily includes intangible asset impairment charges of $3.1 billion, mainly composed of (i) $2.6 billion related to Biopharma developed technology rights, $242 million related to Biopharma licensing agreements and $80 million related to Biopharma IPR&D, all of which relate to our acquisition of Hospira, for generic sterile injectable products associated with various indications; (ii) $117 million related to a multi-antigen vaccine IPR&D program for adults undergoing elective spinal fusion surgery; (iii) $31 million related to an Biopharma developed technology right, acquired in connection with our acquisition of Anacor, for the treatment for toenail fungus market marketed in the U.S. market only; and (iv) $17 million of other IPR&D assets acquired in connection with our acquisition of Innopharma. In 2018, the intangible asset impairment charges associated with the generic sterile injectable products reflect, among other things, updated commercial forecasts, reflecting an increased competitive environment as well as higher manufacturing costs, largely stemming from manufacturing and supply issues. The intangible asset impairment charge for the multi-antigen vaccine IPR&D program was the result of the Phase 2b trial reaching futility at a pre-planned interim analysis. The intangible asset impairment charge related to the Biopharma developed technology right reflects, among other things, updated commercial forecasts. .
In 2017, primarily includes intangible asset impairment charges of $337 million, reflecting (i) $127 million related to developed technology rights, acquired in connection with our acquisition of Hospira, for a generic sterile injectable product for the treatment of edema associated with certain conditions; (ii) $124 million related to developed technology rights, acquired in connection with our acquisition of Hospira, for a sterile injectable pain reliever; (iii) $39 million related to developed technology rights, acquired in connection with our acquisition of NextWave, for the treatment of attention deficit hyperactivity disorder; (iv) $26 million related to developed technology rights, acquired in connection with our acquisition of Hospira, for a generic injectable antibiotic product for the treatment of bacterial infections; and (v) $20 million related to other developed technology rights. The intangible asset impairment charges for 2017 are associated with Biopharma and reflect, among other things, updated commercial forecasts and an increased competitive environment. In addition, 2017 includes a loss of $43 million for an impairment of our AM-Pharma B.V. long-term investment.

(j)
In 2019 and 2018, mainly represents incremental costs associated with the design, planning and implementation of our new organizational structure, effective in the beginning of 2019, and primarily includes consulting, legal, tax and advisory services. In 2017, represents expenses for changes to our infrastructure to align our commercial operations that existed through December 31, 2018, including costs to internally separate our businesses into distinct legal entities, as well as to streamline our intercompany supply operations to better support each business.

(k)	In 2019 and 2017, represents net losses due to the early retirement of debt, inclusive of the related termination of cross currency swaps.

(l)	See Note 2C for additional information.

(m)
In 2019, includes, among other things, (i) dividend income of $220 million from our investment in ViiV, (ii) charges of $152 million for external incremental costs, such as transaction costs and costs to separate our Consumer Healthcare business into a separate legal entity, associated with the formation of the GSK Consumer Healthcare joint venture and (iii) $50 million of income from insurance recoveries related to Hurricane Maria. In 2018, includes, among other things, (i) a non-cash $343 million pre-tax gain associated with our transaction with Bain Capital to create a new biopharmaceutical company, Cerevel, to continue development of a portfolio of clinical and preclinical stage neuroscience assets primarily targeting disorders of the central nervous system (see Note 2B), (ii) dividend income of $253 million from our investment in ViiV, (iii) a non-cash $50 million pre-tax gain on the contribution of Pfizer’s allogeneic CAR T therapy development program assets obtained from Cellectis and Servier in connection with our contribution agreement entered into with Allogene in which Pfizer obtained an ownership stake in Allogene (see Note 2B), (iv) a non-cash $17 million pre-tax gain on the cash settlement of a liability that we incurred in April 2018 upon the EU approval of Mylotarg (see Note 7E), (v) charges of $207 million, reflecting the change in the fair value of contingent consideration. and (vi) charges of $112 million for external incremental costs, such as transaction costs and costs to separate our Consumer Healthcare business into a separate legal entity, associated with the formation of the GSK Consumer Healthcare joint venture. In 2017, includes, among other things, dividend income of $266 million from our investment in ViiV, and income of $62 million from resolution of a contract disagreement.

Schedule of Additional Information About Intangible Assets Impaired

The following table provides additional information about the intangible assets that were impaired during 2019 in Other (income)/deductions––net:
					Year Ended December 31,
	Fair Value(a)				2019
(MILLIONS OF DOLLARS)	Amount	Level 1	Level 2	Level 3	Impairment
Intangible assets––Developed technology rights(b)	$1,213	$—	$—	$1,213	$2,639
Intangible assets––IPR&D(b)	16	—	—	16	131
Total	$1,229	$—	$—	$1,229	$2,770

(a)	The fair value amount is presented as of the date of impairment, as these assets are not measured at fair value on a recurring basis. See also Note 1E.
(b)
Reflects intangible assets written down to fair value in 2019. Fair value was determined using the income approach, specifically the multi-period excess earnings method, also known as the discounted cash flow method. We started with a forecast of all the expected net cash flows associated with the asset and then applied an asset-specific discount rate to arrive at a net present value amount. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which includes the expected impact of competitive, legal and/or regulatory forces on the product; the discount rate, which seeks to reflect the various risks inherent in the projected cash flows; and the tax rate, which seeks to incorporate the geographic diversity of the projected cash flows.